Exhibit 99.2


OMNIA



SUPPLEMENTAL FINANCIAL & OPERATING DATA

SECOND QUARTER ENDED JUNE 30, 2021


JACK CASINO


GREEKTOWN CASINO • HOTEL

VICI

VICI Q2 2021 Supplemental Financial & Operating Data 2 Disclaimers Forward Looking Statements Certain statements in this presentation and that may be made in meetings are forward-looking statements. Forward-looking statements are based on VICI Properties Inc.’s (“VICI or the “Company”) current plans, expectations and projections about future events and are not guarantees of future performance. These statements can be identified by the fact that they do not relate to strictly historical and current facts and by the use of the words such as "expects", "plans", "opportunities" and similar words and variations thereof. Although the Company believes that the expectations reflected in such forward-looking statements are based on reasonable assumptions, its actual results, performance and achievements could differ materially from those expressed in or by the forward-looking statements and may be affected by a variety of risks and other factors including, among others: the impact of changes in general economic conditions, including low consumer confidence, unemployment levels and depressed real estate prices resulting from the severity and duration of any downturn in the U.S. or global economy (including stemming from the COVID-19 pandemic and changes in economic conditions as a result of the COVID-19 pandemic); the Company’s dependence on subsidiaries of Caesars Entertainment, Inc. (“Caesars”), Penn National Gaming, Inc. (“Penn”), Seminole Hard Rock Entertainment, Inc. (“Hard Rock”), Century Casinos, Inc. (“Century Casinos”) and Rock Ohio Ventures LLC (“JACK Entertainment”) as tenants of our properties and Caesars, Penn, Hard Rock, Century Casinos and JACK Entertainment or certain of their respective subsidiaries as guarantors of the lease payments and the negative consequences any material adverse effect on their respective businesses could have on the Company; risks that the Company’s pending transactions, including the pending acquisition of land and real estate assets of the Venetian Resort Las Vegas and Sands Expo & Convention Center (the “Venetian Resort”), may not be consummated on the terms or timeframes contemplated, or at all; risks regarding the ability of the parties to the Company’s pending transactions to satisfy the conditions set forth in the definitive transaction documents, including the ability to receive, or delays in obtaining, the governmental and regulatory approvals and consents required to consummate the pending transactions, or other delays or impediments to completing the transactions; risks regarding the ability of the applicable parties to obtain the financing necessary to complete the pending transactions on the terms expected or at all; risks that the Company may not achieve the benefits contemplated by its pending and recently completed transactions and acquisitions of real estate assets; the possibility that the Company identifies significant environmental, tax, legal or other issues that materially and adversely impact the value of assets acquired or secured as collateral (or other benefits it expects to receive) in any of its pending or recently completed transactions; and the effects of the Company’s recently completed and pending transactions on it, including the future impact on the Company’s financial condition, financial and operating results, cash flows, strategy and plans. Currently, one of the most significant factors that could cause actual outcomes to differ materially from our forward-looking statements is the impact of the COVID-19 pandemic on our, and our tenants’ financial condition, results of operations, cash flows and performance. The extent to which the COVID-19 pandemic continues to adversely affect our tenants, and ultimately impacts our business and financial condition, depends on future developments which cannot be predicted with confidence, including the impact of the actions taken to contain the pandemic or mitigate its impact, including the availability, distribution, public acceptance and efficacy of one or more approved vaccines, new or mutated variants of COVID-19 (including vaccine-resistant variants) or a similar virus, the direct and indirect economic effects of the pandemic and containment measures on our tenants, the ability of our tenants to successfully operate their businesses, including the costs of complying with regulatory requirements necessary to keep their respective facilities open, such as reduced capacity requirements, the need to close any of the facilities after reopening as a result of the COVID-19 pandemic, and the effects of the negotiated capital expenditure reductions and other amendments to the leases that we agreed to with certain of our tenants in response to the COVID-19 pandemic. Each of the foregoing could have a material adverse effect on our tenants’ ability to satisfy their obligations under their leases with us, including their continued ability to pay rent in a timely manner, or at all, and/or to fund capital expenditures or make other payments required under their leases. In addition, changes and instability in global, national and regional economic activity and financial markets as a result of the COVID-19 pandemic have negatively impacted consumer discretionary spending and travel and may continue to do so, which could have a material adverse effect on our tenants’ businesses. Additional important factors that may affect the Company’s business, results of operations and financial position are described from time to time in the Company’s Annual Report on Form 10‐K for the year ended December 31, 2020, Quarterly Reports on Form 10-Q and the Company’s other filings with the U.S. Securities and Exchange Commission (“SEC”). The Company does not undertake any obligation to update or revise any forward‐looking statement, whether as a result of new information, future events, or otherwise, except as may be required by applicable law. Caesars, Penn, Hard Rock, Century Casinos and JACK Entertainment Information The Company makes no representation as to the accuracy or completeness of the information regarding Caesars, Penn, Hard Rock, Century Casinos and JACK Entertainment included in this presentation. The historical audited and unaudited financial statements of Caesars, as the parent and guarantor of CEOC, LLC (“CEOC”), the Company's significant lessee, have been filed with the SEC. Certain financial and other information for Caesars, Penn, Hard Rock, Century and JACK Entertainment included in this presentation have been derived from their respective filings, if and as applicable, and other publicly available presentations and press releases. While we believe this information to be reliable, we have not independently investigated or verified such data. Market and Industry Data This presentation contains estimates and information concerning the Company's industry, including market position, rent growth and rent coverage of the Company's peers, that are based on industry publications, reports and peer company public filings. This information involves a number of assumptions and limitations, and you are cautioned not to rely on or give undue weight to this information. The Company has not independently verified the accuracy or completeness of the data contained in these industry publications, reports or filings. The industry in which the Company operates is subject to a high degree of uncertainty and risk due to a variety of factors, including those described in the "Risk Factors" section of the Company's public filings with the SEC. Non‐GAAP Financial Measures This presentation includes reference to Funds From Operations (“FFO”), FFO per share, Adjusted Funds From Operations (“AFFO”), AFFO per share, and Adjusted EBITDA, which are not required by, or presented in accordance with, generally accepted accounting principles in the United States (“GAAP”). These are non-GAAP financial measures and should not be construed as alternatives to net income or as an indicator of operating performance (as determined in accordance with GAAP). We believe FFO, FFO per share, AFFO, AFFO per share and Adjusted EBITDA provide a meaningful perspective of the underlying operating performance of our business. For additional information regarding these non-GAAP financial measures see “Definitions of Non-GAAP Financial Measures” included in the Appendix at the end of this presentation. Financial Data Financial information provided herein is as of June 30, 2021 unless otherwise indicated.

Corporate Overview

VICI

About VICI Properties (NYSE: VICI)

VICI Properties Inc. is an experiential real estate investment trust that owns one of the largest portfolios of market-leading gaming, hospitality and entertainment destinations, including the world-renowned Caesars Palace. VICI Properties' national, geographically diverse portfolio consists of 28 gaming facilities comprising 47 million square feet and features approximately 17,800 hotel rooms and more than 200 restaurants, bars, nightclubs and sportsbooks. Its properties are leased to industry leading gaming and hospitality operators, including Caesars Entertainment, Inc., Century Casinos, Inc., Hard Rock International Inc., JACK Entertainment LLC and Penn National Gaming, Inc. VICI Properties also has an investment in the Chelsea Piers, New York facility and owns four championship golf courses and 34 acres of undeveloped land adjacent to the Las Vegas Strip. VICI Properties aims to deliver sustained income and value growth through its strategy of creating the highest quality and most productive experiential asset portfolio in American real estate investment management.

Senior Management

Edward Pitoniak	Chief Executive Officer & Director
John Payne	President & Chief Operating Officer
David Kieske	EVP, Chief Financial Officer
Samantha Gallagher	EVP, General Counsel & Secretary
Gabriel Wasserman	Chief Accounting Officer

Board of Directors

Board of Directors		Independent
James Abrahamson	Director, Chairman of the Board	✓
Diana Cantor	Director, Audit Committee Chair	✓
Monica Douglas	Director	✓
Elizabeth Holland	Director, Nominating & Governance Committee Chair	✓
Craig Macnab	Director, Compensation Committee Chair	✓
Edward Pitoniak	Chief Executive Officer & Director	
Michael Rumbolz	Director	✓

Covering Equity Analysts

Firm	Analyst	Phone	Email
BofA Merrill Lynch	Shaun Kelley	(646) 855-1005	Shaun.kelley@baml.com
Citi	Smedes Rose	(212) 816-6243	Smedes.rose@citi.com
Deutsche Bank	Carlo Santarelli	(212) 250-5815	Carlo.santarelli@db.com
Evercore ISI	Rich Hightower	(212) 752-0886	Rich.hightower@evercoreisi.com
Goldman Sachs	Stephen Grambling	(212) 902-7832	Stephen.grambling@gs.com
Green Street Advisors	Spenser Allaway	(949) 640-8780	Sallaway@greenstreetadvisors.com
Jefferies	David Katz	(212) 323-3355	Dkatz@jefferies.com
J.P. Morgan	Anthony Paolone	(212) 622-6682	Anthony.paolone@jpmorgan.com
Keybanc	Todd Thomas	(917) 368-2286	Tthomas@key.com
Ladenburg Thalmann & Co.	John Massocca	(212) 409-2543	Jmassocca@ladenburg.com
Loop Capital	Daniel Adam	(212) 823-1312	Daniel.adam@loopcapital.com
Macquarie Capital	Jordan Bender	(212) 231-6558	Jordan.bender@macquarie.com
Morgan Stanley	Thomas Allen	(212) 761-3356	Thomas.allen@morganstanley.com
Raymond James	RJ Milligan	(727) 567-2585	Rjmilligan@raymondjames.com
Robert W. Baird	Wesley Golladay	(216) 737-7510	Wgolladay@rwbaird.com
Scotiabank	Greg McGinniss	(212) 225-6906	Greg.mcginniss@scotiabank.com
SMBC Nikko Securities	Richard Anderson	(646) 521-2351	Randerson@smbcnikko-si.com
Stifel Nicolaus	Simon Yarmak	(443) 224-1345	Yarmaks@stifel.com
Truist Securities	Barry Jonas	(212) 590-0998	Barry.jonas@truist.com
Wells Fargo	Todd Stender	(562) 637-1371	Todd.stender@wellsfargo.com
Wolfe Research	Andrew Rosivach	(646) 582-9250	Arosivach@wolferesearch.com

Covering High Yield Analysts

Firm	Analyst	Phone	Email
BofA Merrill Lynch	James Kayler	(646) 855-9223	James.f.kayler@baml.com
Deutsche Bank	Luis Chinchilla	(212) 250-9980	Luis.chinchilla@db.com
Goldman Sachs	Komal Patel	(212) 357-9774	Komal.patel@gs.com
J.P. Morgan	Michael Pace	(212) 270-6530	Michael.pace@jpmorgan.com

Contact Information

Corporate Headquarters
VICI Properties Inc.
535 Madison Ave., 20th Fl
New York, NY 10022
(646) 949-4631

Public Markets Detail
Ticker: VICI
Exchange: NYSE

Transfer Agent
Computershare
7530 Lucerne Drive, Suite 305
Cleveland, OH 44130
(800) 962-4284
www.computershare.com

Website
www.viciproperties.com

Investor Relations
investors@viciproperties.com

Public Relations
pr@viciproperties.com

VICI Q2 2021 Supplemental Financial & Operating Data

3

VICI Q2 2021 Supplemental Financial & Operating Data Table of Contents Consolidated Balance Sheets 6-7 Consolidated Statements of Operations 8-9 Non‐GAAP Financial Measures 10-11 2021 Guidance 15 Properties Breakdown 18-19 Summary of Current Lease Terms 20-21 Recent Activity 22-23 Definitions of Non-GAAP Financial Measures 25 5 Portfolio Overview 17 4 Revenue Detail 12-13 Portfolio & Financial Overview Capitalization 16 Embedded Growth Pipeline 24 Current Annualized Contractual Rent and Income from Mortgage Loans 14

Portfolio & Financial Overview

VICI

(amounts in thousands, except per share data and portfolio and property data)

Financial Highlights

	Three Months Ended				
	Jun. 30, 2021	Mar. 31, 2021	Dec. 31, 2020	Sep. 30, 2020	Jun. 30, 2020
Net Income Per Share					
Basic	$0.56	$0.50	$0.54	$0.75	$0.47
Diluted	$0.54	$0.50	$0.53	$0.74	$0.47
Funds From Operations Per Share[1]					
Basic	$0.56	$0.50	$0.54	$0.75	$0.47
Diluted	$0.54	$0.50	$0.53	$0.74	$0.47
Adjusted Funds From Operations Per Share[1]					
Basic	$0.48	$0.48	$0.47	$0.43	$0.36
Diluted	$0.46	$0.47	$0.46	$0.43	$0.36
Net Income Attributable to Common Stockholders	$300,709	$269,801	$288,010	$398,274	$229,402
Adjusted EBITDA[1]	$327,225	$325,834	$325,100	$300,356	$248,413
Annualized Dividend Per Share	$1.32	$1.32	$1.32	$1.32	$1.19
Dividend Yield at Period End	4.3%	4.7%	5.2%	5.6%	5.9%

Summary Capitalization and Credit Ratings as of June 30, 2021

Equity Market Capitalization	$16,659,099
Total Debt	$6,850,000
Cash, Cash Equivalents & Short-Term Investments	$407,522
Enterprise Value	$23,101,577
LTM Net Leverage Ratio[2]	5.0x

Credit Ratings	
Moody's	Ba3
Standard & Poor's	BB
Fitch	BB

Portfolio Data

Properties	28
Golf Courses	4
Developable Las Vegas Strip Land (acres)	34
States	12
Metropolitan Statistical Areas ("MSAs")	17
Weighted Average Remaining Lease Term, Including Renewal Options (years) (as of June 30, 2021)	33.9

Tenant MSA Diversity



% of Total SF			
Las Vegas	27%	Omaha	3%
Philadelphia	22%	Laughlin	3%
Dallas	6%	Memphis	2%
San Francisco	6%	Cleveland	2%
Chicago	6%	Pittsburgh	2%
Louisville	5%	Nashville	1%
New Orleans	5%	Cincinnati	1%
Detroit	4%	St. Louis	1%
Kansas City	3%		

Debt Composition



Floating Rate
9%
Fixed Rate
91%



Secured
31%
Unsecured
69%

Geographic and Tenant Exposure[3]



Las Vegas
31%
Regional
69%



HR
3%
CNTY
2%
JACK
5%
Penn
6%
CZR
84%



Private Company Tenants
9%
Public Company Tenants
91%

1. See "Non-GAAP Financial Measures" on pages 10-11 of this presentation for the reconciliations of these Non-GAAP Financial Measures.
2. Net Leverage Ratio is defined as Total Debt less Cash, Cash Equivalents, and Short-Term Investments divided by Adjusted EBITDA for the last twelve months ended June 30, 2021. See "Definitions of Non-GAAP Financial Measures" on page 25 of this presentation for the definition of Adjusted EBITDA.
3. Represents current annualized contractual rent as of June 30, 2021.

VICI Q2 2021 Supplemental Financial & Operating Data

5

VICI Q2 2021 Supplemental Financial & Operating Data June 30, 2021 December 31, 2020 Assets Real estate portfolio: Investments in leases - sales-type, net 13,098,853$ 13,027,644$ Investments in leases - financing receivables, net 2,643,648 2,618,562 Investments in loans, net 505,262 536,721 Land 157,365 158,190 Cash and cash equivalents 407,522 315,993 Short-term investments — 19,973 Other assets 406,898 386,530 Total assets 17,219,548$ 17,063,613$ Liabilities Debt, net 6,772,903$ 6,765,532$ Accrued interest 45,913 46,422 Deferred financing liability 73,600 73,600 Deferred revenue 352 93,659 Dividends payable 177,114 176,992 Other liabilities 414,597 413,663 Total liabilities 7,484,479 7,569,868 Stockholders' equity 5,370 5,367 — — Additional paid-in capital 9,366,561 9,363,539 Accumulated other comprehensive loss (70,815) (92,521) Retained earnings 355,524 139,454 Total VICI stockholders' equity 9,656,640 9,415,839 Non-controlling interest 78,429 77,906 Total stockholders' equity 9,735,069 9,493,745 Total liabilities and stockholders' equity 17,219,548$ 17,063,613$ Common stock, $0.01 par value, 950,000,000 and 700,000,000 shares authorized and 537,043,817 and 536,669,722 shares issued and outstanding at June 30, 2021 and December 31, 2020, respectively Preferred stock, $0.01 par value, 50,000,000 shares authorized and no shares outstanding at June 30, 2021 and December 31, 2020 Consolidated Balance Sheets (amounts in thousands, except share and per share data) 6

Consolidated Balance Sheets – Quarterly

VICI

(amounts in thousands, except share and per share data)

	June 30, 2021	March 31, 2021	December 31, 2020	September 30, 2020
Assets				
Real estate portfolio:				
Investments in leases - sales-type and direct financing, net	$ 13,098,853	$ 13,054,135	$ 13,027,644	$ 13,009,966
Investments in leases - financing receivables, net	2,643,648	2,628,422	2,618,562	2,600,228
Investments in loans, net	505,262	515,251	536,721	533,713
Land	157,365	158,046	158,190	158,190
Cash and cash equivalents	407,522	322,530	315,993	144,057
Short-term investments	—	—	19,973	19,973
Other assets	406,898	406,617	386,530	385,703
Total assets	**$ 17,219,548**	**$ 17,085,001**	**$ 17,063,613**	**$ 16,851,830**
Liabilities				
Debt, net	$ 6,772,903	$ 6,769,211	$ 6,765,532	$ 6,761,832
Accrued interest	45,913	47,075	46,422	47,106
Deferred financing liability	73,600	73,600	73,600	73,600
Deferred revenue	352	493	93,659	309
Dividends payable	177,114	177,089	176,992	176,982
Other liabilities	414,597	417,841	413,663	422,462
Total liabilities	**7,484,479**	**7,485,309**	**7,569,868**	**7,482,291**
Stockholders' equity				
Common stock	5,370	5,370	5,367	5,367
Preferred stock	—	—	—	—
Additional paid-in capital	9,366,561	9,364,294	9,363,539	9,361,526
Accumulated other comprehensive loss	(70,815)	(80,143)	(92,521)	(104,258)
Retained earnings	355,524	232,038	139,454	29,338
Total VICI stockholders' equity	9,656,640	9,521,559	9,415,839	9,291,973
Non-controlling interest	78,429	78,133	77,906	77,566
Total stockholders' equity	9,735,069	9,599,692	9,493,745	9,369,539
Total liabilities and stockholders' equity	**$ 17,219,548**	**$ 17,085,001**	**$ 17,063,613**	**$ 16,851,830**

VICI Q2 2021 Supplemental Financial & Operating Data

7

Consolidated Statements of Operations

(amounts in thousands, except share and per share data)

VICI

	Three Months Ended June 30, 2021	Three Months Ended June 30, 2020	Six Months Ended June 30, 2021	Six Months Ended June 30, 2020
Revenues				
Income from sales-type and direct financing leases	$ 291,132	$ 223,895	$ 581,278	$ 448,147
Income from operating leases	—	10,913	—	21,826
Income from lease financing receivables and loans	69,996	17,026	140,373	29,869
Other income	6,987	733	13,961	1,426
Golf revenues	8,285	5,335	15,098	11,635
Total Revenues	376,400	257,902	750,710	512,903
Operating expenses				
General and administrative	7,628	7,498	15,713	14,513
Depreciation	757	1,213	1,549	2,080
Other expenses	6,987	736	13,961	1,439
Golf expenses	5,232	4,139	9,738	8,509
Change in allowance for credit losses[1]	(29,104)	(65,480)	(33,484)	84,028
Transaction and acquisition expenses	791	1,160	9,512	5,677
Total operating expenses	(7,709)	(50,734)	16,989	116,246
Interest expense	(79,806)	(77,693)	(156,854)	(153,786)
Interest income	30	1,009	49	6,529
Loss from extinguishment of debt	—	—	—	(39,059)
Income before income taxes	304,333	231,952	576,916	210,341
Income tax expense	(1,256)	(309)	(1,740)	(763)
Net income	303,077	231,643	575,176	209,578
Less: Net income attributable to non-controlling interest	(2,368)	(2,241)	(4,666)	(4,188)
Net income attributable to common stockholders	$ 300,709	$ 229,402	$ 570,510	$ 205,390
Net income per common share				
Basic	$ 0.56	$ 0.47	$ 1.06	$ 0.43
Diluted	$ 0.54	$ 0.47	$ 1.04	$ 0.43
Weighted average number of shares of common stock outstanding				
Basic	536,692,167	489,012,165	536,586,921	477,094,795
Diluted	554,438,981	489,213,427	549,620,976	481,652,482
Impact to net income related to non-cash change in allowance for credit losses - CECL[1]	$ 29,104	$ 65,480	$ 33,484	$ (84,028)
Per share impact related to non-cash change in allowance for credit losses - CECL				
Basic	$ 0.05	$ 0.13	$ 0.06	$ (0.18)
Diluted	$ 0.05	$ 0.13	$ 0.06	$ (0.17)

1. Refer to Note 5 – Allowance for Credit Losses within our Quarterly Report on Form 10-Q for the quarter ended June 30, 2021 for further details.

VICI Q2 2021 Supplemental Financial & Operating Data

8

Consolidated Statements of Operations – Quarterly

VICI

(amounts in thousands, except share and per share data)

	Three Months Ended			
	June 30, 2021	March 31, 2021	December 31, 2020	September 30, 2020
Revenues				
Income from sales-type and direct financing leases	$ 291,132	$ 290,146	$ 289,087	$ 270,274
Income from operating leases	—	—	—	3,638
Income from lease financing receivables and loans	69,996	70,377	70,321	52,827
Other income	6,987	6,974	7,091	7,276
Golf revenues	8,285	6,813	6,519	5,638
Total Revenues	376,400	374,310	373,018	339,653
Operating expenses				
General and administrative	7,628	8,085	8,101	8,047
Depreciation	757	792	741	910
Other expenses	6,987	6,974	7,091	7,263
Golf expenses	5,232	4,506	4,451	4,672
Change in allowance for credit losses[1]	(29,104)	(4,380)	(16,563)	177,052
Transaction and acquisition expenses	791	8,721	981	2,026
Total operating expenses	(7,709)	24,698	4,802	199,970
Interest expense	(79,806)	(77,048)	(77,420)	(77,399)
Interest income	30	19	52	214
Gain upon lease modification	—	—	—	333,352
Income before income taxes	304,333	272,583	290,848	395,850
Income tax (expense) benefit	(1,256)	(484)	(436)	368
Net income	303,077	272,099	290,412	396,218
Less: Net income attributable to non-controlling interest	(2,368)	(2,298)	(2,402)	2,056
Net income attributable to common stockholders	$ 300,709	$ 269,801	$ 288,010	$ 398,274
Net income per common share				
Basic	$ 0.56	$ 0.50	$ 0.54	$ 0.75
Diluted	$ 0.54	$ 0.50	$ 0.53	$ 0.74
Weighted average number of shares of common stock outstanding				
Basic	536,692,167	536,480,505	536,333,632	533,407,916
Diluted	554,438,981	544,801,802	541,935,681	536,180,175
Impact to net income related to non-cash change in allowance for credit losses - CECL[1]	$ 29,104	$ 4,380	$ 16,563	$ (177,052)
Per share impact related to non-cash change in allowance for credit losses - CECL				
Basic	$ 0.05	$ 0.01	$ 0.03	$ (0.33)
Diluted	$ 0.05	$ 0.01	$ 0.03	$ (0.33)

1. Refer to Note 5 – Allowance for Credit Losses within our Quarterly Report on Form 10-Q for the quarter ended June 30, 2021 for further details.

VICI Q2 2021 Supplemental Financial & Operating Data

9

VICI Q2 2021 Supplemental Financial & Operating Data 2021 2020 2021 2020 Net income attributable to common stockholders 300,709$ 229,402$ 570,510$ 205,390$ Real estate depreciation — — — — Funds From Operations (FFO)1 300,709 229,402 570,510 205,390 Non-cash leasing and financing adjustments (29,346) 3,826 (57,198) 7,093 Non-cash change in allowance for credit losses (29,104) (65,480) (33,484) 84,028 Non-cash stock-based compensation 2,395 2,012 4,672 3,362 Transaction and acquisition expenses 791 1,160 9,512 5,677 Amortization of debt issuance costs and original issue discount 9,934 4,837 16,625 11,136 Other depreciation 726 1,183 1,486 2,026 Capital expenditures (274) (883) (1,507) (1,645) Loss on extinguishment of debt — — — 39,059 Non-cash adjustments attributable to non-controlling interests 296 200 523 107 Adjusted Funds From Operations (AFFO)1 256,127 176,257 511,139 356,233 Interest expense, net 69,842 71,847 140,180 136,121 Income tax expense 1,256 309 1,740 763 Adjusted EBITDA1 327,225$ 248,413$ 653,059$ 493,117$ Net income per common share Basic 0.56$ 0.47$ 1.06$ 0.43$ Diluted 0.54$ 0.47$ 1.04$ 0.43$ FFO per common share Basic 0.56$ 0.47$ 1.06$ 0.43$ Diluted 0.54$ 0.47$ 1.04$ 0.43$ AFFO per common share Basic 0.48$ 0.36$ 0.95$ 0.75$ Diluted 0.46$ 0.36$ 0.93$ 0.74$ Weighted average number of shares of common stock outstanding Basic 536,692,167 489,012,165 536,586,921 477,094,795 Diluted 554,438,981 489,213,427 549,620,976 481,652,482 Three Months Ended June 30, Six Months Ended June 30, Non‐GAAP Financial Measures 1. See definitions of Non-GAAP Financial Measures on page 25 of this presentation. (amounts in thousands, except share and per share data) 10

VICI Q2 2021 Supplemental Financial & Operating Data Three Months Ended June 30, 2021 March 31, 2021 December 31, 2020 September 30, 2020 Net income attributable to common stockholders 300,709$ 269,801$ 288,010$ 398,274$ Real estate depreciation — — — — Funds From Operations (FFO)1 300,709 269,801 288,010 398,274 Non-cash leasing and financing adjustments (29,346) (27,852) (27,977) (18,919) Non-cash change in allowance for credit losses (29,104) (4,380) (16,563) 177,052 Non-cash stock-based compensation 2,395 2,277 2,013 2,013 Transaction and acquisition expenses 791 8,721 981 2,026 Amortization of debt issuance costs and original issue discount 9,934 6,691 4,368 4,368 Other depreciation 726 760 710 879 Capital expenditures (274) (1,233) (218) (337) Non-cash gain upon lease modification — — — (333,352) Non-cash adjustments attributable to non-controlling interests 296 227 340 (4,097) Adjusted Funds From Operations (AFFO)1 256,127 255,012 251,664 227,907 Interest expense, net 69,842 70,338 73,000 72,817 Income tax expense (benefit) 1,256 484 436 (368) Adjusted EBITDA1 327,225$ 325,834$ 325,100$ 300,356$ Net income per common share Basic 0.56$ 0.50$ 0.54$ 0.75$ Diluted 0.54$ 0.50$ 0.53$ 0.74$ FFO per common share Basic 0.56$ 0.50$ 0.54$ 0.75$ Diluted 0.54$ 0.50$ 0.53$ 0.74$ AFFO per common share Basic 0.48$ 0.48$ 0.47$ 0.43$ Diluted 0.46$ 0.47$ 0.46$ 0.43$ Weighted average number of shares of common stock outstanding Basic 536,692,167 536,480,505 536,333,632 533,407,916 Diluted 554,438,981 544,801,802 541,935,681 536,180,175 1. See definitions of Non-GAAP Financial Measures on page 25 of this presentation. Non‐GAAP Financial Measures – Quarterly (amounts in thousands, except share and per share data) 11

VICI

Revenue Detail

(amounts in thousands, except share and per share data)

	Three Months Ended June 30, 2021	Three Months Ended June 30, 2020	Six Months Ended June 30, 2021	Six Months Ended June 30, 2020
Contractual revenue from sales-type and direct financing leases				
Caesars Las Vegas Master Lease	$ 100,652	$ 63,312	$ 201,304	$ 126,624
Caesars Regional Master Lease & Joliet Lease (excluding Harrah's NOLA, AC, and Laughlin)	129,040	127,134	258,080	254,267
Margaritaville Lease	5,866	5,886	11,738	11,743
Greektown Lease	13,537	13,889	27,426	27,778
Hard Rock Lease	10,848	10,687	21,696	21,375
Century Master Lease	6,313	6,250	12,626	12,500
Income from sales-type and direct financing leases non-cash adjustment[1]	24,876	(3,263)	48,408	(6,140)
Income from sales-type and direct financing leases	291,132	223,895	581,278	448,147
Contractual revenue from operating leases				
Land component of Caesars Palace	—	10,913	—	21,826
Income from operating leases	—	10,913	—	21,826
Contractual revenue from lease financing receivables				
JACK Entertainment Master Lease	16,470	16,470	32,940	28,867
Harrah's NOLA, AC, and Laughlin	39,077	—	78,154	—
Income from lease financing receivables non-cash adjustment[1]	4,522	(546)	8,867	(923)
Income from lease financing receivables	60,069	15,924	119,961	27,944
Contractual interest income				
JACK Entertainment Loan	1,001	1,119	2,634	1,955
Caesars Forum Convention Center Loan	7,786	—	15,486	—
Chelsea Piers Loan	1,187	—	2,363	—
Great Wolf Mezzanine Loan	5	—	5	—
Income from loans non-cash adjustment[1]	(52)	(17)	(76)	(30)
Income from loans	9,927	1,102	20,412	1,925
Income from lease financing receivables and loans	69,996	17,026	140,373	29,869
Other income	6,987	733	13,961	1,426
Golf revenues	8,285	5,335	15,098	11,635
Total revenues	$ 376,400	$ 257,902	$ 750,710	$ 512,903

1. Amounts represent non-cash adjustments to recognize revenue on an effective interest basis in accordance with GAAP.

VICI Q2 2021 Supplemental Financial & Operating Data

12

Revenue Detail – Quarterly

(amounts in thousands, except share and per share data)

VICI

	Three Months Ended			
	June 30, 2021	March 31, 2021	December 31, 2020	September 30, 2020
Contractual revenue from sales-type and direct financing leases				
Caesars Las Vegas Master Lease	$ 100,652	$ 100,652	$ 100,052	$ 90,181
Caesars Regional Master Lease & Joliet Lease (excluding Harrah's NOLA, AC, and Laughlin)	129,040	129,040	128,405	127,133
Margaritaville Lease	5,866	5,872	5,886	5,886
Greektown Lease	13,537	13,889	13,889	13,889
Hard Rock Lease	10,848	10,848	10,848	10,687
Century Master Lease	6,313	6,313	6,250	6,250
Income from sales-type and direct financing leases non-cash adjustment[1]	24,876	23,532	23,757	16,248
Income from sales-type and direct financing leases	291,132	290,146	289,087	270,274
Contractual revenue from operating leases				
Land component of Caesars Palace	—	—	—	3,638
Income from operating leases	—	—	—	3,638
Contractual revenue from lease financing receivables				
JACK Entertainment Master Lease	16,470	16,470	16,470	16,470
Harrah's NOLA, AC, and Laughlin	39,077	39,077	38,884	30,635
Income from lease financing receivables non-cash adjustment[1]	4,522	4,345	4,247	2,694
Income from lease financing receivables	60,069	59,892	59,601	49,799
Contractual interest income				
JACK Entertainment Loan	1,001	1,633	1,663	1,547
Caesars Forum Convention Center Loan	7,786	7,700	7,871	1,112
Chelsea Piers Loan	1,187	1,176	1,213	392
Great Wolf Mezzanine Loan	5	—	—	—
Income from loans non-cash adjustment[1]	(52)	(24)	(27)	(23)
Income from loans	9,927	10,485	10,720	3,028
Income from lease financing receivables and loans	69,996	70,377	70,321	52,827
Other income	6,987	6,974	7,091	7,276
Golf revenues	8,285	6,813	6,519	5,638
Total revenues	$ 376,400	$ 374,310	$ 373,018	$ 339,653

1. Amounts represent non-cash adjustments to recognize revenue on an effective interest basis in accordance with GAAP.

VICI Q2 2021 Supplemental Financial & Operating Data

13

VICI

Current Annualized Contractual Rent and Income from Loans

($ in millions, as of June 30, 2021)

	Assets Per Lease	Locations	Annualized Rent
Annualized Contractual Rent			
Caesars Las Vegas Master Lease	2	Las Vegas	$402.6
Caesars Regional Master Lease & Joliet Lease (including Harrah's NOLA, AC, and Laughlin)	18	Regional	672.5
Margaritaville Lease	1	Regional	23.5
Greektown Lease	1	Regional	51.3
Hard Rock Lease	1	Regional	43.4
Century Master Lease	3	Regional	25.3
JACK Entertainment Master Lease	2	Regional	65.9
Total Annualized Contractual Rent	**28**		**$1,284.4**

	Borrower	Principal Balance	Interest Rate	Final Maturity Date[1]	Annualized Income from Loans
Annualized Contractual Income from Loans					
JACK Entertainment Loan[2]	JACK Entertainment	$40.0	9.0%	1/24/2027	$3.6
Caesars Forum Convention Center Loan	Caesars Entertainment	400.0	7.7%[3]	9/18/2025	30.8
Chelsea Piers Loan	Chelsea Piers New York	65.0	7.0%	8/31/2027	4.6
Great Wolf Mezzanine Loan	Great Wolf Resorts	-	8.0%	6/15/2026	-
Total Annualized Contractual Income from Loans		**$505.0**			**$39.0**
Total Annualized Contractual Rent and Income from Loans					**$1,323.3**

1. Final maturity assumes all extension options are exercised; however, the loans may be repaid, subject to certain conditions, prior to such date.
2. During the six months ended June 30, 2021, the borrower under the ROV Term Loan elected to make prepayments in the amount of $30.0 million, plus accrued and unpaid interest in the amount of $3.7 million, reducing the aggregate principal amount of the ROV Term Loan to $40.0 million as of June 30, 2021.
3. The interest rate of the Caesars Forum Convention Center Mortgage Loan is subject to 2.0% annual escalation (resulting in a year two interest rate of 7.854%).

VICI Q2 2021 Supplemental Financial & Operating Data

14

VICI Q2 2021 Supplemental Financial & Operating Data 2021 Guidance For the Year Ending December 31, 2021: Low High Estimated Adjusted Funds From Operations (AFFO) $1,010.0 $1,035.0 Estimated Adjusted Funds From Operations (AFFO) per diluted share $1.82 $1.87 Estimated Weighted Average Share Count at Year End (in millions) 555.0 555.0 2021 Guidance The Company is reaffirming AFFO guidance for the full year 2021. The Company estimates AFFO for the year ending December 31, 2021 will be between $1,010.0 million and $1,035.0 million, or between $1.82 and $1.87 per diluted share. These per share estimates reflect the dilutive impact of the pending 26,900,000 shares related to the June 2020 Forward Sale Agreement, assuming settlement and the issuance of such shares on December 17, 2021, the maturity date of the June 2020 Forward Sale Agreement (as amended), and the dilutive effect prior to the expected settlement date as calculated under the treasury stock method, as well as the dilutive effect of the pending 69,000,000 shares related to the March 2021 Forward Sale Agreements as calculated under the treasury stock method. These estimates do not include the impact on operating results from any pending or possible future acquisitions or dispositions, capital markets activity, or other non-recurring transactions. The following is a summary of the Company’s full-year 2021 guidance: In determining Adjusted Funds from Operations (“AFFO”), the Company adjusts for certain items that are otherwise included in determining net income attributable to common stockholders, the most comparable GAAP financial measure. For more information, see “Non-GAAP Financial Measures.” The Company is unable to provide a reconciliation of its stated AFFO guidance to net income attributable to common stockholders because it is unable to predict with reasonable certainty the amount of the change in non-cash allowance for credit losses under ASU No. 2016-13 - Financial Instruments—Credit Losses (Topic 326) (“ASC 326”) for a future period. The non-cash change in allowance for credit losses under ASC 326 with respect to a future period is dependent upon future events that are entirely outside of the Company's control and may not be reliably predicted, including its tenants’ respective financial performance, fluctuations in the trading price of their common stock, credit ratings and outlook (each to the extent applicable), as well as broader macroeconomic performance. Based on past results, the impact of these adjustments could be material, individually or in the aggregate, to the Company's reported GAAP results. The estimates set forth above reflect management’s view of current and future market conditions, including assumptions with respect to the earnings impact of the events referenced in this release. The estimates set forth above may be subject to fluctuations as a result of several factors and there can be no assurance that the Company’s actual results will not differ materially from the estimates set forth above. ($ in millions, except per share data) 15

VICI

Capitalization

($ in thousands, except share and per share data)

Debt	Maturity Date	Interest Rate	Interest Frequency	Credit Rating Moody's/S&P/Fitch	Balance as of June 30, 2021	% of Total	Prepayment Option	Years to Maturity
VICI PropCo Senior Secured Credit Facilities								
Revolving Credit Facility	5/15/2024	L+2.0000%	Monthly[1]		-	0%	-	2.9 years
Term Loan B Facility	12/22/2024	L+1.7500%[2]	Monthly[3]	Ba2 / BBB- / BBB-	2,100,000	31%	Par	3.5 years
Senior Unsecured Notes Due 2025	2/15/2025	3.5000%	Semi-Annually	Ba3 / BB / BB	750,000	11%	NC 2	3.6 years
Senior Unsecured Notes Due 2026	12/1/2026	4.2500%	Semi-Annually	Ba3 / BB / BB	1,250,000	18%	NC 3	5.4 years
Senior Unsecured Notes Due 2027	2/15/2027	3.7500%	Semi-Annually	Ba3 / BB / BB	750,000	11%	NC 3	5.6 years
Senior Unsecured Notes Due 2029	12/1/2029	4.6250%	Semi-Annually	Ba3 / BB / BB	1,000,000	15%	NC 5	8.4 years
Senior Unsecured Notes Due 2030	8/15/2030	4.1250%	Semi-Annually	Ba3 / BB / BB	1,000,000	15%	NC 5	9.1 years
Total Debt		**4.0117%[4]**			**$6,850,000**	**100%**		**5.6 years**

Fixed Rate	$6,250,000	91%
Variable Rate	$600,000	9%

Equity	
Shares Outstanding as of 6/30/2021	537,043,817
Share Price as of 6/30/2021	$31.02
Equity Market Capitalization	**$16,659,099**

Enterprise Value	
Total Debt plus Equity Market Capitalization	$23,509,099
Less: Cash, Cash Equivalents & Short Term Investments	407,522
Total Enterprise Value	**$23,101,577**

Total Liquidity	
Revolving Credit Facility Capacity (Undrawn as of 6/30/2021)	$1,000,000
Outstanding Equity Forwards (Equity Issuance Price as of 6/30/2021)	2,413,916
Cash, Cash Equivalents & Short Term Investments	407,522
Total Liquidity	**$3,821,438**

1. Commitment fees (0.375%-0.500% depending on leverage) on the undrawn portion of the Revolving Credit Facility are paid quarterly.
2. On April 24, 2018, VICI swapped $1.5 billion of variable rate debt at a fixed rate of 2.8297%. The interest rate swap agreements each have an effective date of May 22, 2018 and a termination date of April 22, 2023.
3. The Term Loan B Facility requires scheduled quarterly payments in amounts equal to 0.25% of the original principal amount adjusted for prepayments permitted pursuant to the Credit Agreement dated December 22, 2017, as amended.
4. Based on one month LIBOR of 0.10% as of June 30, 2021. Includes impact of interest rate swaps.

VICI Q2 2021 Supplemental Financial & Operating Data

16

Portfolio Overview

VICI



Lake Tahoe / Reno
Las Vegas
Laughlin
Council Bluffs
North Kansas City
Joliet / Hammond
Detroit
Cleveland
Philadelphia
Cincinnati
Atlantic City
Louisville
Metropolis
Tunica Resorts / Robinsonville
Bossier City
Biloxi
New Orleans

CURRENT PORTFOLIO

PENDING ACQUISITION[1]
The Venetian Resort and Sands Expo and Convention Center

PENDING DISPOSITION[2]
Harrah's Louisiana Downs

OWNED GOLF COURSES
Cascata, Boulder City, NV
Rio Secco, Henderson, NV
Grand Bear, Saucier, MS
Chariot Run, Laconia, IN

DESIGNATED PUT/CALL PROPERTIES[3]
Indiana Grand Racing & Casino
Harrah's Hoosier Park
Caesars Forum Convention Center

DESIGNATED ROFR PROPERTIES[4]
Bally's Las Vegas
Flamingo Las Vegas
Paris Las Vegas
Planet Hollywood
The LINQ
Horseshoe Baltimore
Caesars Danville Development

VICI CONTINUES TO DIVERSIFY ITS RENT BASE

GEOGRAPHIC RENT DIVERSIFICATION

At Formation (2017)



26%
Las Vegas
74%
Regional

Current[5]



31%
Las Vegas
69%
Regional

TENANT RENT DIVERSIFICATION

At Formation (2017)



CAESARS
ENTERTAINMENT
100%

Current[5]



Hard Rock
CENTURY CASINOS
J·A·C·K·
ENTERTAINMENT
PENN NATIONAL
GAMING, INC
5%
3%
2%
6%
84%
CAESARS
ENTERTAINMENT

1. On March 2, 2021, VICI entered into definitive agreements to acquire from Las Vegas Sands Corp. all of the land and real estate assets associated with the Venetian Resort and Sands Expo and Convention Center (collectively, the "Venetian Resort") for $4.0 billion in cash. An affiliate of certain funds managed by affiliates of Apollo Global Management, Inc. has agreed to acquire the operating assets of the Venetian Resort for $2.25 billion, subject to customary closing conditions and regulatory approvals.
2. On September 3, 2020, VICI and Caesars entered into definitive agreements to sell Harrah's Louisiana Downs for $22 million to a third party; the proceeds shall be split ~$5.5 million to VICI and ~$16.5 million to Caesars. The annual rent payments under the Regional Master Lease will remain unchanged following completion of the disposition. The disposition is subject to customary closing conditions and regulatory approvals.
3. The put/call agreement on Harrah's Hoosier Park and Indiana Grand Racing & Casino (13.0x call/12.5x put) can be exercised between January 1, 2022 and December 31, 2024. The Caesars Forum call right can be exercised between September 18, 2025 and December 31, 2026 and the put right can be exercised between January 1, 2024 and December 31, 2024 at 13.0x.
4. With respect to the ROFR assets in Las Vegas, the first will be selected from: Flamingo Las Vegas, Bally's Las Vegas, Paris Las Vegas and Planet Hollywood Resort & Casino, with the second to be selected from one of the previous four plus the LINQ Hotel & Casino. Caesars does not have a contractual obligation to sell the properties subject to the ROFRs and will make independent financial decisions regarding whether to trigger the ROFRs. The exercise of the ROFR over Horseshoe Baltimore is subject to any consent required from applicable joint venture partners of Caesars, and Caesars will make an independent financial decision regarding whether to trigger the ROFR over Horseshoe Baltimore. As part of EBCI's announced acquisition of Caesars Southern Indiana from Caesars, the parties have agreed to negotiate a ROFR for VICI on the real property associated with the development of a new casino resort in Danville, Virginia, which is subject to the negotiation of definitive documentation and applicable regulatory and other governmental approvals.
5. Represents current annualized contractual rent as of June 30, 2021.

VICI Q2 2021 Supplemental Financial & Operating Data

17

Properties Breakdown

VICI

Major MSAs Served	Property Name	Location	Total Sq. Ft. (000s)	Casino Sq. Ft. (000s)	Meeting Sq. Ft. (000s)	Slot Machines	Table Games	Hotel Rooms
Chicago	Horseshoe Hammond	Hammond, IN	1,716	117	--	1,260	110	--
	Harrah's Joliet	Joliet, IL	1,011	39	6	1,090	30	200
Cincinnati	Hard Rock Cincinnati	Cincinnati, OH	450	100	33	1,800	100	--
Cleveland	JACK Cleveland	Cleveland, OH	294	96	--	1,330	120	--
	JACK Thistledown Racino	North Randall, OH	644	57	--	1,480	--	--
Dallas	Horseshoe Bossier City	Bossier City, LA	1,419	28	22	1,140	70	600
	Harrah's Louisiana Downs[1]	Bossier City, LA	1,118	12	29	820	--	--
	Margaritaville Bossier City	Bossier City, LA	380	30	--	1,109	50	395
Detroit	Greektown Casino	Detroit, MI	2,200	100	14	2,365	62	400
Kansas City	Harrah's North Kansas City	North Kansas City, MO	1,435	60	13	770	60	390
Las Vegas	Caesars Palace Las Vegas	Las Vegas, NV	8,579	124	300	1,560	170	3,970
	Harrah's Las Vegas	Las Vegas, NV	4,100	89	24	1,310	90	2,540
Laughlin	Harrah's Laughlin	Laughlin, NV	1,413	56	7	600	40	1,510
Louisville	Caesars Southern Indiana[2]	Elizabeth, IN	2,510	74	24	660	80	500
Memphis	Horseshoe Tunica	Robinsonville, MS	1,008	63	20	980	100	510
Nashville	Harrah's Metropolis	Metropolis, IL	474	24	--	450	20	260
New Orleans	Harrah's Gulf Coast	Biloxi, MS	1,031	32	--	630	30	500
	Harrah's New Orleans	New Orleans, LA	1,180	101	47	1,380	100	450
Omaha	Harrah's Council Bluffs	Council Bluffs, IA	790	21	6	480	20	250
	Horseshoe Council Bluffs	Council Bluffs, IA	632	60	--	1,370	60	150
Pittsburgh	Mountaineer Casino	New Cumberland, WV	890	72	70	1,127	34	357

1. On September 3, 2020, VICI and Caesars entered into definitive agreements to sell Harrah's Louisiana Downs for $22 million to a third party. The proceeds of the transaction shall be split ~$5.5 million to VICI and ~$16.5 million to Caesars, while the annual rent payments under the Regional Master Lease will remain unchanged following completion of the disposition.
2. On December 24, 2020, in connection with the Eastern Band of Cherokee Indians' ("EBCI") agreement to acquire the operations of Caesars Southern Indiana from Caesars Entertainment, VICI has agreed to enter into a triple net lease agreement with EBCI upon the consummation of that transaction for initial annual rent of $32.5 million. Annual base rent payments under the Regional Master Lease with Caesars will be reduced by $32.5 million upon the consummation of the transaction.

VICI Q2 2021 Supplemental Financial & Operating Data

18

VICI Q2 2021 Supplemental Financial & Operating Data Properties Breakdown (Continued) Major MSAs Served Property Name Location Total Sq. Ft. (000s) Casino Sq. Ft. (000s) Meeting Sq. Ft. (000s) Slot Machines Table Games Hotel Rooms Philadelphia Caesars Atlantic City Atlantic City, NJ 3,816 113 29 2,130 150 1,140 Harrah’s Atlantic City Atlantic City, NJ 4,470 156 125 2,040 160 2,590 Harrah’s Philadelphia Chester, PA 2,000 111 12 2,270 70 -- San Francisco / Sacramento Harvey's Lake Tahoe Lake Tahoe, NV 1,670 47 19 310 50 740 Harrah's Lake Tahoe Stateline, NV 1,057 54 18 770 60 510 St. Louis Century Casino Cape Girardeau Cape Girardeau, MO 170 42 8 844 23 -- Century Casino Caruthersville Caruthersville, MO 90 21 12 523 9 -- Total VICI Properties 17 MSAs 28 Properties 12 States 46,547 1,900 838 32,595 1,868 17,962 Golf Courses Cascata Golf Course Boulder City, NV 37 -- -- -- -- -- Rio Secco Golf Course Henderson, NV 30 -- -- -- -- -- Grand Bear Golf Course Saucier, MS 5 -- -- -- -- -- Chariot Run Golf Course Laconia, IN 5 -- -- -- -- -- 19

Summary of Current Lease Terms

VICI

	Regional Master Lease and Joliet Lease[1]	Las Vegas Master Lease[1]	Margaritaville Bossier City Lease	Greektown Lease
Tenant	Caesars Entertainment	Caesars Entertainment	Penn National Gaming	Penn National Gaming
Current Annual Cash Rent	$672.5 Million[2]	$402.6 Million	$23.5 Million	$51.3 Million
Current Lease Year	Nov. 1, 2020 – Oct. 31, 2021 Lease Year 4	Nov. 1, 2020 – Oct. 31, 2021 Lease Year 4	Feb. 1, 2021 – Jan. 31, 2022 Lease Year 3	June 1, 2021 – May 31, 2022 Lease Year 3
Annual Escalator	1.5% in years 2-5 >2% / change in CPI thereafter, subject to 2% floor	>2% / change in CPI, subject to 2% floor	2% for Building Base Rent ($17.2 Million)	2% for Building Base Rent ($42.8 Million)
Coverage Floor	None	None	Net Revenue to Rent Ratio: 6.1x beginning in year 2	Net Revenue to Rent Ratio to be mutually agreed upon prior to the commencement of lease year 4
Rent Adjustment[3]	Year 8: 70% Base / 30% Variable Year 11 & 16: 80% Base / 20% Variable	Year 8, 11 & 16: 80% Base / 20% Variable	Percentage (Variable) Rent adjusts every 2 years beginning in year 3	Percentage (Variable) Rent adjusts every 2 years beginning in year 3
Variable Rent Adjustment Mechanic[3]	4% of revenue increase/decrease Year 8: Avg. of years 5-7 less avg. of years 0-2 Year 11: Avg. of years 8-10 less avg. of years 5-7 Year 16: Avg. of years 13-15 less avg. of years 8-10	4% of revenue increase/decrease Year 8: Avg. of years 5-7 less avg. of years 0-2 Year 11: Avg. of years 8-10 less avg. of years 5-7 Year 16: Avg. of years 13-15 less avg. of years 8-10	4% of the average net revenues for trailing 2-year period less threshold amount	4% of the average net revenues for trailing 2-year period less threshold amount
Term	18-year initial term with four 5-year renewal options[4]		15-year initial term with four 5-year renewal options	
Guarantor	Caesars Entertainment, Inc.	Caesars Entertainment, Inc.	Penn National Gaming	Penn National Gaming
Capex	$405.2mm (together with CPLV) required over rolling 3-year period at $114.5mm minimum per year ($311mm allocated to regional assets, $84mm allocated to CPLV, and $10.2mm allocated by the tenant)	CPLV: $84mm (included in the $405.2mm required under Regional Master Lease) over rolling 3-year period HLV: $171mm between 2017 and 2021; Capex at 1% of net revenue thereafter	Minimum 1% of Net Revenue based on a four-year average	Minimum 1% of Net Revenue based on a four-year average

1. Regional Master Lease consists of 17 Caesars properties leased from VICI and the Las Vegas Master Lease consists of Caesars Palace Las Vegas and Harrah's Las Vegas.
2. Cash rent amounts are presented prior to accounting for the portion of rent payable to the 20% JV partner at Harrah's Joliet. After adjusting for the portion of rent payable to the 20% JV partner, Current Annual Cash Rent is $664.2 million.
3. Rent adjustments in the Regional Master Lease and Las Vegas Master Lease occur in lease years based on a lease commencement date of October 6, 2017.
4. Upon the consummation of the Eldorado Transaction, the Caesars Lease Agreements were extended such that each lease has a full 15-year initial lease term from the date of consummation.

VICI Q2 2021 Supplemental Financial & Operating Data

20

Summary of Current Lease Terms (Continued)

VICI

	Hard Rock Cincinnati Lease	Century Master Lease	JACK Cleveland / Thistledown Master Lease[1]
Tenant	Hard Rock Entertainment	Century Casinos	JACK Entertainment
Current Annual Cash Rent	$43.4 Million	$25.3 Million	$65.9 Million[1]
Current Lease Year	Oct. 1, 2020 – Sept. 30, 2021 Lease Year 2	Jan. 1, 2020 – Dec. 31, 2021 Lease Year 2	Feb. 1, 2021 – Jan. 31, 2022 Lease Year 2
Annual Escalator	1.5% in years 2-4 > 2.0% / CPI thereafter	1.0% in years 2-3 > 1.25% / CPI thereafter	1.0% in years 3-4 1.5% in years 5-7 > 1.5% / CPI thereafter (capped at 2.5%)
Coverage Floor	None[2]	Net Revenue to Rent Ratio: 7.5x beginning in year 6	Net Revenue to Rent Ratio: 4.9x beginning in year 6
Rent Adjustment	Year 8: 80% Base (subject to escalator) / 20% Variable	Year 8 & 11: 80% Base (subject to escalator) / 20% Variable	Year 8 & 11: 80% Base (subject to escalator) / 20% Variable
Variable Rent Adjustment Mechanic	4% of revenue increase/decrease Year 8: Avg. of years 5-7 less avg. of years 1-3	4% of net revenue increase/decrease Year 8: Avg. of years 5-7 less avg. of years 1-3 Year 11: Avg. of years 8-10 less avg. of years 5-7	4% of net revenue increase/decrease Year 8: Avg. of years 5-7 less avg. of years 1-3 Year 11: Avg. of years 8-10 less avg. of years 5-7 Year 16: Avg. of years 13-15 less avg. of years 8-10
Term	Initial term of 15-years with four 5-year renewals		Initial term of 20 years with three 5-year renewals
Guarantor	Seminole Hard Rock Entertainment, Inc.	Century Casinos, Inc.	Rock Ohio Ventures LLC
Capex	Minimum 1% of Net Revenues	Minimum 1% of Net Revenue on a rolling three-year basis for each individual facility; 1% of Net Gaming Revenue per fiscal year for the facilities collectively[3]	Initial minimum of $30 million in first 3 years; 1% of Net Revenues beginning in lease year 4, based on a rolling three-year basis[4]

1. As amended on July 16, 2020. Commencing April 1, 2022, rent will increase by $1.8 million in connection with the funding of a new gaming patio amenity at JACK Thistledown Racino.
2. Starting in lease year 5, if the change in CPI is less than 0.5%, there will be no escalation in rent for such lease year.
3. Capex requirements commenced January 1, 2021.
4. Minimum of $30 million includes amounts spent on the gaming patio amenity at JACK Thistledown Racino, gaming equipment and the May Company Garage from the period commencing April 1, 2019 until December 31, 2022.

VICI Q2 2021 Supplemental Financial & Operating Data

21

VICI

Recently Announced Transaction Activity

($ in millions)

Property	Announcement Date	Status	Rent	Yield	Purchase Price / Sale Proceeds	Tenant
Pending Transactions						
The Venetian Resort and Sands Expo and Convention Center[1] (Las Vegas, NV)	3/3/2021	Expected H2 2021	$250.0	6.25%	$4,000.0	Affiliates of Apollo Global Management, Inc.
Caesars Southern Indiana[2] (Elizabeth, IN)	12/24/2020	Expected Q3 2021	$32.5	N/A	N/A	Eastern Band of Cherokee Indians
Pending Dispositions						
Harrah's Louisiana Downs[3] (Bossier City, LA)	9/3/2020	In Progress	No Change to Rent under Regional Master Lease	N/A	~$5.5	N/A

1. On March 2, 2021, VICI entered into definitive agreements to acquire from Las Vegas Sands Corp. all of the land and real estate assets associated with the Venetian Resort for $4.0 billion in cash. An affiliate of certain funds managed by affiliates of Apollo Global Management, Inc. has agreed to acquire the operating assets of the Venetian Resort for $2.25 billion, subject to customary closing conditions and regulatory approvals.
2. On December 24, 2020, VICI agreed to enter into a triple net lease agreement with EBCI with respect to the real property associated with Caesars Southern Indiana in connection with the consummation of EBCI's agreement to acquire the operations of Caesars Southern Indiana from Caesars, subject to customary closing conditions and regulatory approval. Annual base rent payments under the Regional Master Lease with Caesars will be reduced by $32.5 million upon the consummation of the transaction.
3. On September 3, 2020, VICI and Caesars entered into definitive agreements to sell Harrah's Louisiana Downs for $22 million to a third party. The proceeds of the transaction shall be split ~$5.5 million to VICI and ~$16.5 million to Caesars. The annual rent payments under the Regional Master Lease will remain unchanged following completion of the disposition. The disposition is subject to customary closing conditions and regulatory approvals.

VICI Q2 2021 Supplemental Financial & Operating Data

22

Investment & Capital Markets Activities

($ in millions)

VICI

Recently Completed Transactions

Property / Loan	Announcement Date	Closing Date	Rent / Income	Multiple / Cap Rate / Yield	Price / Proceeds / Loan Size	Tenant / Borrower
Great Wolf Mezzanine Loan	7/20/2021	6/16/2021	–[1]	8.0%	$79.5[1]	Great Wolf Resorts
Chelsea Piers New York	–	8/31/2020	$4.6	7.0%	$65.0[2]	Chelsea Piers
Caesars Forum Mortgage Loan	6/15/2020	9/18/2020	$30.8	7.7%	$400.0	Caesars Entertainment
Harrah's New Orleans Harrah's Atlantic City Harrah's Laughlin	6/24/2019	7/20/2020	$154.0	11.8x / 8.4%	$1,823.0	Caesars Entertainment
CPLV and HLV Lease Modifications	6/24/2019	7/20/2020	$98.5	14.3x / 7.0%	$1,404.0	Caesars Entertainment
JACK Entertainment Loan	Various	Various	$6.3	9.0%	$70.0[3]	JACK Entertainment
JACK Cleveland Casino JACK Thistledown Racino	10/28/2019	1/24/2020	$65.9	12.8x / 7.8%	$843.3	JACK Entertainment
Recently Completed Dispositions						
Bally's Atlantic City	4/24/2020	11/18/2020	No Change to Rent under Regional Master Lease	N/A	$19.0	N/A
Harrah's Reno	1/15/2020	9/30/2020	No Change to Rent under Regional Master Lease	N/A	$31.1	N/A

Financing Activities

Debt Capital Markets

Unsecured Notes Offering of $2,500 million
- On February 5, 2020, issued $750 million 5-Year Notes at 3.500%, $750 million 7-Year Notes at 3.750% and $1,000 million 10.5-Year Notes at 4.125% and redeemed in full the $498 million Second Lien Secured Notes on February 20, 2020

Repriced Term Loan B Facility to L + 1.75%
- On January 24, 2020, repriced the Term Loan B Facility from L + 2.00% to L + 1.75%

Inaugural Unsecured Notes Offering of $2,250 million
- On November 26, 2019, issued $1,000 million 7-Year Notes at 4.250% and $1,250 million 10-Year Notes at 4.625% and prepaid the $1,550 million CPLV CMBS debt

Equity Capital Markets

$2,001 million Follow-On Equity Offering at $29.00 per share
- On March 3, 2021, offered 69.0 million shares to be issued upon settlement of the forward sale agreements

$662 million Follow-On Equity Offering at $22.15 per share
- On June 19, 2020, offered 29.9 million shares to be issued upon settlement of the forward sale agreement
- On September 28, 2020, settled 3 million shares of the forward sale agreement

Up to $1.0 billion At-the-Market ("ATM") Equity Program
- During February 2020, issued 7.5 million shares raising net proceeds of $200 million
- During Q1 2019, issued 6.1 million shares raising net proceeds of $128 million

1. Expect to fund the entire $79.5 million commitment by mid-2022. As of June 30, 2021, no funds have been disbursed.
2. Loan includes $65 million initial term loan and a $15 million delayed draw term loan at borrower's option.
3. During the six months ended June 30, 2021, the borrower under the ROV Term Loan elected to make prepayments in the amount of $30.0 million, plus accrued and unpaid interest in the amount of $3.7 million, reducing the aggregate principal amount of the ROV Term Loan to $40.0 million as of June 30, 2021.

VICI Q2 2021 Supplemental Financial & Operating Data

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Embedded Growth Pipeline

VICI

	Two Las Vegas Strip ROFRs (First Asset / Second Asset)					Put / Call Agreements			Horseshoe Baltimore ROFR[1]	Chelsea Piers New York	Caesars Danville Development ROFR[2]
	Bally's Las Vegas	Flamingo	Paris	Planet Hollywood	The LINQ	Harrah's Hoosier Park Racing & Casino	Indiana Grand Racing · Casino	Caesars Forum	Horseshoe Casino · Baltimore	Chelsea Piers New York	Caesars Entertainment
Location / Jurisdiction	LV Strip	LV Strip	LV Strip	LV Strip	LV Strip	Anderson, IN	Shelbyville, IN	LV Strip	Baltimore, MD	New York, NY	Danville, VA
Casino Space Sq. Ft.	68,400	72,300	95,300	64,500	32,900	55,300	105,100	--	122,000	--	--
# of Tables	70	110	100	110	60	28	61	--	210	--	--
# of Slots	940	1,120	980	1,070	780	1,710	2,070	--	2,200	--	--
# of Rooms	2,810	3,450	2,920	2,520	2,250	--	--	--	--	--	--
Highlights	• Opportunity to expand presence on Las Vegas Strip and potential to diversify tenant base					• Highly attractive Indianapolis market with the potential for growth from table games		• Bolsters Las Vegas asset base with newly built, world class convention center	• Furthers geographic diversification with urban core real estate	• Iconic experiential asset with diverse revenue streams expands VICI's investment universe	• Geographical diversification with a new asset in a recently legalized state with limited casino licenses
Terms	• Two ROFRs on Las Vegas Strip assets to be sold by Caesars (whether as a "WholeCo" or "OpCo/PropCo" sale) – First asset can only be Bally's, Flamingo, Paris or Planet Hollywood – Second asset can be from the same group plus The LINQ • Terms subject to negotiation					• 13.0x call / 12.5x put, commencing on Jan. 1, 2022 and expiring on Dec. 31, 2024		• 13.0x put from Jan. 1, 2024 to Dec. 31, 2024 • 13.0x call from Sept. 18, 2025 to Dec. 31, 2026	• Terms subject to negotiation	• Agreement with Chelsea Piers for the life of the loan, subject to a minimum of 5 years, that could lead to a longer-term financing partnership in the future	• As part of the Caesars Southern Indiana transaction, the parties have agreed to negotiate a ROFR for the real estate related to the pending development of a new casino resort in Danville

1. Subject to any consent required from Caesars' joint venture partners with respect to Horseshoe Baltimore.
2. The Danville development ROFR remains subject to negotiation of definitive documentation and applicable regulatory and other governmental approvals.

VICI Q2 2021 Supplemental Financial & Operating Data

24

VICI Q2 2021 Supplemental Financial & Operating Data 25 Definitions of Non-GAAP Financial Measures FFO is a non-GAAP financial measure that is considered a supplemental measure for the real estate industry and a supplement to GAAP measures. Consistent with the definition used by the National Association of Real Estate Investment Trusts (NAREIT), we define FFO as net income (or loss) attributable to common stockholders (computed in accordance with GAAP) excluding (i) gains (or losses) from sales of certain real estate assets, (ii) depreciation and amortization related to real estate, (iii) gains and losses from change in control and (iv) impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity. AFFO is a non-GAAP financial measure that we use as a supplemental operating measure to evaluate our performance. We calculate AFFO by adding or subtracting from FFO non-cash leasing and financing adjustments, non-cash change in allowance for credit losses, transaction costs incurred in connection with the acquisition of real estate investments, non-cash stock-based compensation expense, amortization of debt issuance costs and original issue discount, other non-cash interest expense, non-real estate depreciation (which is comprised of the depreciation related to our golf course operations), capital expenditures (which are comprised of additions to property, plant and equipment related to our golf course operations), impairment charges related to non-depreciable real estate, gains (or losses) on debt extinguishment, other non-recurring, non-cash transactions (such as non-cash gain upon lease modification) and non-cash adjustments attributable to non-controlling interest with respect to certain of the foregoing. We calculate Adjusted EBITDA by adding or subtracting from AFFO contractual interest expense and interest income (collectively, interest expense, net) and income tax expense. These non-GAAP financial measures: (i) do not represent cash flow from operations as defined by GAAP; (ii) should not be considered as an alternative to net income as a measure of operating performance or to cash flows from operating, investing and financing activities; and (iii) are not alternatives to cash flow as a measure of liquidity. In addition, these measures should not be viewed as measures of liquidity, nor do they measure our ability to fund all of our cash needs, including our ability to make cash distributions to our stockholders, to fund capital improvements, or to make interest payments on our indebtedness. Investors are also cautioned that FFO, FFO per share, AFFO, AFFO per share and Adjusted EBITDA, as presented, may not be comparable to similarly titled measures reported by other real estate companies, including REITs, due to the fact that not all real estate companies use the same definitions. Our presentation of these measures does not replace the presentation of our financial results in accordance with GAAP.